TEMPORARY MODIFICATION TO
2001 (SECOND) AMENDED AND RESTATED
COMMERCIAL LOAN AGREEMENT

        This Temporary Modification to 2001 (Second) Amended and Restated Commercial Loan Agreement is made and entered into as of this 25th day of June, 2002 (the "Temporary Modification") by and among SWISS ARMY BRANDS,INC., having its principal office at One Research Drive, Shelton, Connecticut 06484 (the "Borrower") and FLEET NATIONAL BANK, having an office at 777 Main Street, Hartford, Connecticut 06115 (the "Bank").

W I T N E S S E T H:

        WHEREAS, the Borrower and the Bank entered into the 2001 (Second) Amended and Restated Commercial Loan Agreement dated as of September 28, 2001 (the "Loan Agreement"); and

        WHEREAS, in connection with the waiver of certain defaults under the Loan Agreement, the Borrower and the Bank wish to modify the Loan Agreement by temporarily changing certain of the financial covenants thereunder; and

        WHEREAS, any capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

        NOW, THEREFORE, Borrower and Bank agree as follows:

  Representations and Warranties. The Borrower acknowledges, agrees, and affirms as follows:

          It is legally and validly indebted to the Bank by virtue of the Loan Agreement and the Notes.

          It has no defense, counterclaim, offset or independent action against the Bank with respect to the Loan Agreement or the Notes.

          Except as otherwise disclosed in the most recent public filings with the Securities and Exchange Commission, copies of which have been provided to the Bank, and as set forth on Schedule A attached hereto, all representations and warranties contained in the Loan Agreement or any other document executed pursuant to the Loan Agreement are true and correct as of the date hereof.

          The Borrower is in compliance on the date of this Temporary Modification with all covenants contained in the Loan Agreement, as hereby amended and in any other document executed pursuant to the Loan Agreement.

          No event or condition which, with the passage of time, the giving of notice or both, would constitute a default or an event of default, has occurred under the Loan Agreement, as hereby amended, or in connection with any other indebtedness owing to the Bank by the Borrower.

          This transaction is duly authorized by the Borrower and the Guarantors.

          This Temporary Modification is the legal valid and binding obligation of the Borrower and Guarantors enforceable in accordance with their respective terms.

          All applicable taxes owed by the Borrower are current, including local property taxes to the extent required by applicable law.

  Temporary Modifications to Loan Agreement.

          The Loan Agreement is temporarily modified by amending and restating Sections 7.2, 7.4 and 7.5 of the Loan Agreement to read, in full, as follows:

                   7.2 Funded Debt to EBITDA Ratio. On a rolling four quarter basis, Borrower shall not permit its ratio of Funded Debt to EBITDA to be greater than:
                         2.25 to 1.0 as of March 31, 2002;
                         4.0 to 1.0 as of June 30, September 30 and December 31, 2002; and
                         2.25 to 1.0 as of March 31, 2003 and thereafter.

                   7.4 EBITDA to Interest Expense plus CMLTD Ratio. On a rolling four quarter basis, Borrower shall not permit its ratio of EBITDA to Interest Expense plus CMLTD to be less than:
                         2.0 to 1.0 as of March 31, 2002;
                         1.5 to 1.0 as of June 30, 2002;
                         1.25 to 1.0 as of September 30, 2002;
                         2.0 to 1.0 as of December 31, 2002 and thereafter.

                   7.5 Tangible Net Worth:Borrower shall not permit Tangible Net Worth to be less than:
                         $65,000,000 as of December 31, 2001;
                         $62,800,000 as of March 31, 2002;
                         $60,500,000 as of June 30, 2002;
                         $60,500,000 as of September 30, 2002; and
                         $61,500,000 as of December 31, 2002;
                          $65,000,000 as of March 31, 2003 and thereafter.

          The Loan Agreement is temporarily modified by amending and restating the following definition in Section 1 of the Loan Agreement:

                   Funded Debt means: (a) for fiscal year 2002: the sum of(i) Indebtedness on account of borrowed money plus (ii) obligations under Capital Leases less (iii) Indebtedness on account of the Xantia Note; and (b)for fiscal year 2003 and thereafter the sum of: (i) Indebtedness on account of borrowed money plus (ii) obligations under Capital Leases.

  Termination of Temporary Modifications to Loan Agreement. As of September 23, 2002, the temporary modifications to the Loan Agreement set forth above shall expire and the applicable sections of the Loan Agreement shall revert to the language of such sections of the Loan Agreement as such sections existed prior to the execution of this Temporary Modification.

  Reaffirmation of Loan Agreement. In all other respects the Loan Agreement, as amended hereby, is ratified and confirmed and it shall be and remain in full force and effect.

  Reaffirmation of Security Agreement. The Borrower ratifies and reaffirms the 2000 Substituted Security Agreement dated July 24, 2000 as reaffirmed by letter agreements dated as of May 25, 2001 and September 28, 2001 by the Borrower and in favor of the Bank and confirms that the Security Agreement continues to secure, without limitation, the Borrower's obligations pursuant to the Loan Agreement as modified by this Temporary Modification.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                                                                                              SWISS ARMY BRANDS, INC.

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                                                                                                              FLEET NATIONAL BANK

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ACKNOWLEDGED AND AGREED:

        The undersigned guarantors pursuant to the 2001 Amended and Restated Agreement of Guaranty and Suretyship (the "Guaranty") dated September 28, 2001 by the undersigned and in favor of the Bank, hereby acknowledge the execution by the Borrower of the Temporary Modification and confirm that the Guaranty extends to the obligations of the Borrower pursuant to the Loan Agreement as modified by the Temporary Modification.

SWISS ARMY BRAND, LTD.                                                BEAR CUTLERY, INC.

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SWISS ARMY BRANDS (SUISSE) S.A.                                SWISS ARMY BRANDS CH, INC.

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EXCELSIOR ADVERTISING, INC.

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